SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):                July 20, 1999
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                  INSITUFORM TECHNOLOGIES, INC.
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     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
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 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri       63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (636) 530-8000
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Item 5.   Other Events.
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          On July 20, 1999, the Registrant entered into a
settlement agreement (the "Agreement") with Insituform East Inc. ("East") and its affiliates, providing for dismissal of the pending actions before the Delaware Chancery Court and the American Arbitration Association involving the parties and their joint venture doing business under the name Midsouth Partners ("Midsouth").

     Under the Agreement: (i) the Registrant and its subsidiary withdrew as partners in Midsouth; and (ii) the licenses from the Registrant to Midsouth with respect to the Insituform(R) process and the NuPipe(R) process were terminated. Pursuant to the Agreement, East will pay to the Registrant an amount equal to the book value of the interests of the Registrant and its subsidiary in Midsouth, and will repay to the Registrant outstanding loans to Midsouth in the amount of $400,000.

     The Agreement expressly provides that the Registrant and its affiliates and licensees may operate in Midsouth's former exclusive territory (consisting of Tennessee and portions of Mississippi and Kentucky) without any obligation to East or its affiliates. Under the Agreement, a subsidiary of East retains a non-exclusive right in Midsouth's former territory to utilize the cured-in place process and technology in the condition and state as commercially practiced under license on the date of settlement. The Agreement further provides that such subsidiary: (i) retains no rights to use the trademark "Insituform"; (ii) is not entitled to receive from the Registrant any further improvements or modifications to the cured-in-place process or technology, nor any technical or marketing support; and (iii) may not use any of the rights granted outside of such territory unless such use is inadvertent and de minimis. Any breach of the foregoing limitations results in immediate abrogation of the rights granted.

     For further information with respect to the Agreement, reference is hereby made to the Registrant's press release issued
July 21, 1999 attached to this Current Report as Exhibit 99.1, which is hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.
          -----------------------------------

          (c)  Exhibits.

          The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.
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
                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Anthony W. Hooper
                              ------------------------------
                              Anthony W. Hooper
                              President



Dated: as of July 20, 1999


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                        INDEX TO EXHIBITS
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Exhibit             Description
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99.1      -         Press Release of the Registrant issued
                    July 21, 1999